EDGAR  EXHIBIT  10
REFERENCE  N-1A  EXHIBIT  (J)



DRAFT

                                SCHEDULE A

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated ___________, 2001, on the Statement of Assets and Liabilities as of ____________, 2001 of the Calvert South Africa Fund, a new series of the Calvert Impact Fund, Inc., and to all references to our Firm included in or made part of this Pre-Effective Amendment No. 1 on Form N-1A to the Registration Statement File No. 33-87744.

Arthur  Andersen  LLP